ocument G701

Change Order

Change Order Number: 03
Project: Adicet Therapeutics 1000 Bridge Parkway Redwood City, CA 94065	Architect's Project No:	Owner Architect	□ □

To Contractor: (Name and Address CP Construction a Division of CP Enterprises Newark, CA 94560	Contract For: Tenant Improvements	Contractor Field Other	□ □ □

The Contract is changed as follows:

(Include, where applicable, any undisputed amount attributable to previously executed Construction Change Directives)

Pressurized Change

Adicet GxP Lab Rev 01 (Per Pricing Revision 02 set & the 1/20/22 Preliminary Schedule)

Demo	$ 165,000.00
Demo existing finishes & reinstall	$ 350,000.00
Walls	$ 248,815.00
VCT and carpet flooring	$ 9,000.00
HVAC	$ 1,662,201.00
Electrical	$ 567,000.00
Plumbing	$ 499,644.00
Fire Sprinklers	$ 61,237.00
Fire alarms	$ 47,950.00
Doors	$ 151,300.00
Lab casework, tables and lockers	$ 134,250.00
Flooring labs	$ 134,700.00
Equipment lift	$ 130,000.00
Roofing	$ 45,000.00
Structural steel	$ 275,000.00
T-bar ceilings	$ 130,320.00
FRP walls	$ 75,000.00
Painting	$ 61,580.00
Final Janitorial	$ 7,000.00
General conditions & PM	$ 90,000.00
Subtotal	$ 485,017.00
10% Profit, Overhead & Insurance	$ 484,501.70
Total	$ 5,329,518.70

The original Contract Sum was	$ 13,625,700.00
The net change by previously authorized Change Orders	$ 178,750.00
The Contract Sum prior to this Change Order was	$ 13,804,450.00
The Contract Sum will be increased by this Change Order in the amount of	$ 5,329,518.70
The new Contract Sum including this Change Order will be	$ 19,133,968.70
The Contract will be increased by see attached schedule ( ) days
The date of Substantial Completion as of the date of this Change Order therefore is

(Note: This Change Order does not include changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive until the cost and time have been agreed upon by both the Owner and Contractor, in which case a Change Order is executed to supersede the Construction Change Directive.)

NOT VALID UNTIL SIGNED BY THE ARCHITECT, CONTRACTOR AND OWNER.

Form4 Architecture, Inc.	CP Construction	Adicet Therapeutics, Inc.
ARCHITECT (Firm Name)	CONTRACTOR (Firm Name)	OWNER (Firm Name)

120 2nd St# 2. San Francisco, CA 94105	6662 Mayhews Landing Rd. Newark, 94560	200 Constitution Dr. Menlo Park, CA 94025
Address	Address	Address

/s/ Paul Ferro	/s/ Leslie Hellewell	/s/ Charlie Penner
By (Signature)	By (Signature)	By (Signature)

Paul Ferro	Leslie Hellewell	Charlie Penner
Typed Name	Typed Name	Typed Name

March 11, 2022	March 18, 2022	March 18, 2022
Date	Date	Date